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                        CONSENT OF INDEPENDENT ACCOUNTS



We consent to the incorporation by reference in this report on Form 8-K of our report dated January 13, 1995, on our audits of the consolidated financial statements of Southern Banking Corporation and subsidiary as of December 31, 1994, and for the two years ended December 31, 1994, appearing in the registration statement on Form S-4 (SEC File No. 333- 01247) of The Colonial BancGroup, Inc.


                                                        Coopers & Lybrand L.L.P.

July 12, 1996
Orlando, Florida





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